SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 10, 2002

AmeriCredit Automobile Receivables Trust 2002-1

(Exact name of registrant as specified in its charter)

United States		333-73606	Applied for
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc. Attention: Chris A. Choate 801 Cherry Street, Suite 3900 Fort Worth, Texas		76102 (Zip Code)

(Address of Principal Executive Offices)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 2.        Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $937,500,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2002-1 (the “Trust”) issued $160,000,000 Class A-1 1.94% Automobile Receivables Backed Notes, $354,000,000 Class A-2 3.06% Automobile Receivables Backed Notes, $236,000,000 Class A-3 4.23% Automobile Receivables Backed Notes, $90,000,000 Class B 5.28% Automobile Receivables Backed Notes, $50,000,000 Class C 5.98% Automobile Receivables Backed Notes and $47,500,000 Class D 6.53% Automobile Receivables Backed Notes, (collectively, the “Notes”) on April 18, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of April 11, 2002, between the Trust and Bank One, NA, as Trustee and Trust Collateral Agent (the “Trustee” and the “Trust Collateral Agent”).

The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated April 10, 2002 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

1.1     Underwriting Agreement, dated as of April 10, 2002, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1     Indenture, dated as of April 11, 2002, between AmeriCredit Automobile Receivables Trust 2002-1 (the “Trust”) and Bank One, NA, as Trustee and Trust Collateral Agent.

4.2     Amended and Restated Trust Agreement, dated as of April 11, 2002, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

4.3     Sale and Servicing Agreement, dated as of April 11, 2002, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

10.1   Purchase Agreement, dated as of April 11, 2002, among AFS SenSub Corp., as Purchaser, and AmerCredit Financial Services, Inc., as Seller.

23.1   Consent of PricewaterhouseCoopers LLP (“PWC”) regarding financial statement of the Trust and their report.

23.2   Report of PWC regarding financial statement of the Trust.

99.1   Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-1

By:	AmeriCredit Financial Services, Inc., as Sponsor

By:	/s/ Preston Miller
Name: Preston Miller
Title: Executive Vice President and Treasurer

Dated:  April 30, 2002

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of April 10, 2002, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of April 11, 2002, between AmeriCredit Automobile Receivables Trust 2002-1 (the “Trust”) and Bank One, NA, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of April 11, 2002, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

4.3

Sale and Servicing Agreement, dated as of April 11, 2002, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

10.1	Purchase Agreement, dated as of April 11, 2002, among AFS SenSub Corp., as Purchaser, and AmerCredit Financial Services, Inc., as Seller.

23.1	Consent of PricewaterhouseCoopers LLP (“PWC”) regarding financial statement of the Trust and their report.

23.2	Report of PWC regarding financial statement of the Trust.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.